UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 8, 2012

Magnolia Solar Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151633	39-2075693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 Cummings Park Suite 316 Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 497-2900

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 11, 2012, Magnolia Solar Corporation (the “Company”) issued a press release announcing that that its wholly owned subsidiary, Magnolia Solar, Inc., has demonstrated ultra-high, omnidirectional transmittance through a coated glass window over the entire accessible portion of the solar spectrum in its testing. These results were presented by the Company’s Chief Technical Officer, Dr. Roger E. Welser, at the IEEE Photovoltaics Specialist Conference in Austin, TX on June 8, 2012.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNOLIA SOLAR CORPORATION

Date: June 11, 2012	By:	/s/ Dr. Ashok K. Sood
Name: Dr. Ashok K. Sood
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 11, 2012

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